Exhibit 23.3
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                             McGladrey & Pullen, LLP
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                  Certified Public Accountants and Consultants







                         CONSENT OF INDEPENDENT AUDITOR







      We hereby consent to the incorporation by reference in the May 27, 1997 Amendment No. 4 to Registration Statement on Form S-3 of our report dated March 21, 1997, except for Note 10 as to which date is April 8, 1997, which appears on Page F-2 of the Annual Report on Form 10-KSB of LottoWorld, Inc. for the year ended December 31, 1996. We also consent to the reference to us under the heading "Experts" in such Prospectus.





                                    S/ McGladrey & Pullen, LLP


Naples, Florida
May 27, 1997





















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